UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2010

PetroAlgae Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-0301060
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

321-409-7500

(Our telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

a)	On January 21, 2010, PetroAlgae Inc. (“PetroAlgae”) appointed Kingery and Crouse PA (“Kingery and Crouse”) to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2009. Also on January 21, 2010, PetroAlgae notified Stark Winter Schenkein & Co., LLP (“Stark Winter”), its independent registered public accounting firm since January 15, 2009, that it would no longer be engaged by PetroAlgae. These actions were approved by PetroAlgae’s board of directors.

Stark Winter’s report on PetroAlgae’s financial statements as of December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained explanatory language that substantial doubt existed about PetroAlgae’s ability to continue as a going concern due to its net loss and working capital deficiencies. The report on the PetroAlgae’s financial statements as of December 31, 2007 was prepared by Michael F. Cronin. Michael F. Cronin’s report on the registrant’s financial statements as of December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, as previously disclosed under Item 4.01 on PetroAlgae’s Current Report on Form 8-K filed on February 19, 2009.

During the fiscal year ended December 31, 2008 and through January 21, 2010, there were no disagreements with Stark Winter on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Stark Winter’s satisfaction, would have caused Stark Winter to make reference thereto in its report on the financial statements for such year or any subsequent periods through January 21, 2010.

During the fiscal year ended December 31, 2008 and through January 21, 2010, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

PetroAlgae provided a copy of this Current Report to Stark Winter and asked Stark Winter to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements relating to Stark Winter. Such letter from Stark Winter dated January 21, 2010 is attached as Exhibit 16.1 to this Current Report.

b)	During the fiscal year ended December 31, 2008 and through January 21, 2010, PetroAlgae did not consult with Kingery and Crouse on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibit Index

Exhibit Number	Description
16.1	Letter from Stark Winter Schenkein & Co., LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROALGAE INC.

Date: January 25, 2010	By:	/s/ David Szostak
	Name:	David Szostak
	Title:	President